Exhibit 10.14

AMENDMENT NO. 9 TO
AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT
This AMENDMENT NO. 9, dated as of February 15, 2019 (this “Amendment”), is made with respect to that certain Amended and Restated Receivables Purchase Agreement, dated as of November 18, 2011 (as amended, restated, supplemented or otherwise modified, the “Agreement”), among LPAC CORP., a Delaware corporation ( the “Seller”), LENNOX INDUSTRIES INC., a Delaware corporation, as master servicer thereunder (in such capacity, the “Master Servicer”), VICTORY RECEIVABLES CORPORATION, a Delaware corporation, as a Purchaser, MUFG BANK, LTD. (formerly known as The Bank of Tokyo-Mitsubishi UFJ, Ltd.), as administrative agent for the Investors (in such capacity, the “Administrative Agent”), the purchaser agent for the BTMU Purchaser Group (in such capacity, the “BTMU Purchaser Agent”) and a BTMU Liquidity Bank, WELLS FARGO BANK, NATIONAL ASSOCIATION (“WFB”), as the purchaser agent for the WFB Purchaser Group (in such capacity, the “WFB Purchaser Agent”) and  a WFB Liquidity Bank (the “WFB Liquidity Bank”), and PNC BANK, NATIONAL ASSOCIATION (“PNC”), as the purchaser agent for the PNC Purchaser Group (in such capacity, the “PNC Purchaser Agent”) and  a PNC Liquidity Bank (the “PNC Liquidity Bank”). Capitalized terms used and not otherwise defined in this Amendment shall have the meanings given to such terms in the Agreement.
Preliminary Statement
Each of the parties to the Agreement desires to amend the Agreement on the conditions set forth herein.
NOW, THEREFORE, the signatories hereto agree as follows:
SECTION 1.Amendment to the Agreement. Effective as of the date hereof in accordance with Section 2 of this Amendment, Schedule 6.1(o) to the Agreement is hereby amended by deleting the following row:

Wells Fargo, N.A. Lockbox XXXXXXX 2975 Regent Blvd Irving, TX 75063 Heatcraft Refrigeration Products LLC	Wells Fargo, N.A. XXXXXXXXXXXXXX

SECTION 2.    Effectiveness. This Amendment shall become effective as of the date hereof at such time that each of the Administrative Agent, the BTMU Purchaser Agent, the WFB Purchaser Agent and the PNC Purchaser Agent shall have received, in form and substance satisfactory to it, executed counterparts of this Amendment.
SECTION 3.    Transaction Document. This Amendment shall be a Transaction Document under the Agreement.

SECTION 4.    Representations and Warranties. Each of the Seller and the Master Servicer makes, as to itself (except where specifically provided otherwise therein), each of the representations and warranties contained in Section 6.1 of the Agreement (after giving effect to this Amendment).
SECTION 5.    Confirmation of Agreements; No Other Modifications. Each reference in the Agreement to “this Agreement” or “the Agreement”, or “hereof,” “hereunder” or words of like import, and each reference in any other Transaction Document to the Agreement, shall mean the Agreement as amended by this Amendment, and as hereafter amended or restated. Except as herein expressly amended, the Agreement is ratified and confirmed in all respects and shall remain in full force and effect in accordance with its terms.
SECTION 6.    Affirmation and Consent of Lennox International. Lennox International hereby consents to this Amendment and hereby affirms and agrees that the Assurance Agreement is, and shall continue to be, in full force and effect and is hereby ratified and affirmed in all respects. Upon the effectiveness of, and on and after the date of, the Amendment, each reference in the Assurance Agreement to the Agreement, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Agreement as amended by this Amendment, and as hereafter amended or restated.
SECTION 7.    Costs and Expenses. The Seller agrees to pay on demand all reasonable costs and expenses in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto.
SECTION 8.    GOVERNING LAW. THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).
SECTION 9.    Execution in Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Amendment. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or by electronic mail in portable document format (.pdf) shall be as effective as delivery of a manually executed counterpart of a signature page of this Amendment.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.
LPAC CORP., as Seller

By: /s/Richard A. Pelini
Name: Richard A. Pelini
Title: President, Treasurer

LENNOX INDUSTRIES INC., as Master Servicer

By: /s/Richard A. Pelini
Name: Richard A. Pelini
Title: President, Treasurer

LENNOX INTERNATIONAL INC.

By: /s/Richard A. Pelini
Name: Richard A. Pelini
Title: President, Treasurer

VICTORY RECEIVABLES CORPORATION, as a Purchaser

By: /s/Kevin J. Corrigan
Name: Kevin J. Corrigan
Title: Vice President
MUFG BANK, LTD., as Administrative Agent

By: /s/Eric Williams
Name: Eric Williams
Title: Managing Director
MUFG BANK, LTD., as BTMU Purchaser Agent

By: /s/Eric Williams
Name: Eric Williams
Title: Managing Director

MUFG BANK, LTD., as a Liquidity Bank

By: /s/Eric Williams
Name: Eric Williams
Title: Managing Director
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as WFB Purchaser Agent
By: /s/Isaac Washington
    Name: Isaac Washington
    Title: Vice President
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Liquidity Bank

By: /s/Isaac Washington
    Name: Isaac Washington
    Title: Vice President

PNC BANK, NATIONAL ASSOCIATION,
as PNC Purchaser Agent
By: /s/Michael Brown
    Name: Michael Brown
    Title: Senior Vice President
PNC BANK, NATIONAL ASSOCIATION,
as a Liquidity Bank

By: /s/Michael Brown
    Name: Michael Brown
    Title: Senior Vice President

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